Offerings - Offering: 1	Aug. 07, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	7.500% Senior Notes due 2029 (the ''Notes'')
Maximum Aggregate Offering Price	$ 125,000,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 18,450.00
Offering Note	Represents the aggregate principal amount of the Notes being registered hereby as may offered and sold by Cantor Fitzgerald, L.P. for its own account, or by its successors, assigns, and direct and indirect transferees who become owners of the Notes from time to time at indeterminate prices.